FIRST QUARTER 2022  EARNINGS CONFERENCE CALL PRESENTATION 1

SAFE HARBOR This presentation includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding future financial performance, future growth and future acquisitions. These statements are based on Pangaea’s and managements’ current expectations or beliefs and are subject to uncertainty and changes in circumstances. Actual results may vary materially from those expressed or implied by the statements herein due to changes in economic, business, competitive and/or regulatory factors, and other risks and uncertainties affecting the operation of Pangaea’s business. These risks, uncertainties and contingencies include: business conditions; weather and natural disasters; changing interpretations of GAAP; outcomes of government reviews; inquiries and investigations and related litigation; continued compliance with government regulations; legislation or regulatory environments; requirements or changes adversely affecting the business in which Pangaea is engaged; fluctuations in customer demand; management of rapid growth; intensity of competition from other providers of logistics and shipping services; general economic conditions; geopolitical events and regulatory changes; and other factors set forth in Pangaea’s filings with the Securities and Exchange Commission and the filings of its predecessors. The information set forth herein should be read in light of such risks. Further, investors should keep in mind that certain of Pangaea’s financial results are unaudited and do not conform to SEC Regulation S-X and as a result such information may fluctuate materially depending on many factors. Accordingly, Pangaea’s financial results in any particular period may not be indicative of future results. Pangaea is not under any obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise. 2

BUSINESS HIGHLIGHTS •Adjusted EBITDAof $31.3 million •Net income of $20.2 million •$69.9 million cash and cash equivalents Q1‐2022 Results •25 drybulk ships and one barge in owned and  controlled fleet at March 31, 2022 Fleet •Operating 53 vessels on average during Q1 2022 •6.1 million tons carried; 114 voyages performed  for 52 clients  Operations 1) Adjusted EBITDA represents net income (or loss), determined in accordance with U.S. GAAP, excluding interest expense, income taxes, depreciation  and amortization, loss on impairment, loss on sale and leaseback of vessels, share‐based compensation and other non‐operating income and/or  expense, if any.  Consistent  Performance Working Fleet Extensive and varied  experience 3

Customer Focus: Long‐term, fixed contract employment and recurring business with new and longstanding customers Targeted Business: Specialty tonnage provides consistent returns through fluctuating market cycles – 17% premium over average market rates in Q1‐22. Rate Environment: The Baltic Dry Index average increased for the first quarter of 2022 compared to the same period of 2021. (1) Per reported indices DRIVERS OF PERFORMANCE 4 0 500 1000 1500 2000 2500 3000 3500 4000 4500 5000 5500 Baltic Dry Index (1)

1st Quarter Highlights • Net income attributable to Pangaea Logistics Solutions Ltd. was $20.2 million for the three months ended March 31, 2022, as compared  to $5.9 million for the same period of 2021. o Non‐GAAP adjusted net income attributable to Pangaea Logistics Solutions Ltd. was $15.7 million, as compared to non‐GAAP  adjusted net income of $3.8 million for the three months ended March 31, 2021. o Adjusted Earnings per share of $0.35, as compared to $0.09 for the same period of 2021. • Diluted net income per share was $0.45 for the three months ended March 31, 2022, as compared to diluted net income per share of $0.13 for the same period of 2021. • Pangaea's TCE rates were $26,472 per day for the three months ended March 31, 2022, as compared to $16,524 per day for the three months ended March 31, 2021.  • Adjusted EBITDA was $31.3 million for the three months ended March 31, 2022, as compared to $12.1 million for the same period of 2021. • At the end of the quarter, Pangaea had $69.9 million in cash and cash equivalents.  • The Company's Board of Directors declared a quarterly cash dividend of $0.075 per common share, to be paid on June 15, 2022, to all  shareholders of record as of June 1, 2022. Subsequent Business Update • In April 2022, the Company entered into a memorandum of agreement to sell the m/v Bulk Pangaea for $8.6 million after brokerage  commissions.  • As previously announced the Company declared a $0.075 per share dividend which was paid to shareholders on June 15, 2022 to  shareholders of record on June 1, 2022.  FINANCIAL HIGHLIGHTS 5

(in thousands, may not foot due to rounding) Three months ended March 31,  2022 2021 (unaudited)  (unaudited)  Revenues: Voyage revenue $          176,337  $          108,817  Charter revenue 15,426  16,155  Total revenue 191,762  124,973  Expenses: Voyage expense 65,250  47,839  Charter hire expense 77,712  53,635  Vessel operating expenses 13,188  8,496  General and administrative 5,281  4,205  Depreciation and amortization 7,301  4,419  Loss on impairment of vessels 3,008  ‐ Total expenses 171,741  118,594  Income from operations 20,022  6,379  Total other income, net 2,426  128  Net income 22,448  6,507  Income attributable to noncontrolling interests (2,280) (653) Net income attributable to Pangaea Logistics Solutions Ltd. $            20,168  $              5,854  Adjusted EBITDA (1) $            31,296  $            12,079  1) Adjusted EBITDA represents net income (or loss), determined in accordance with U.S. GAAP, excluding interest expense, income taxes, depreciation and  amortization, loss on impairment, loss on sale and leaseback of vessels, share‐based compensation and other non‐operating income and/or expense, if any. SELECTED INCOME STATEMENT DATA 6

SELECTED BALANCE SHEET & CASH FLOW DATA 7 The amounts in the table above have been calculated based on unrounded numbers. Accordingly, certain amounts may not sum due to the effect of rounding.  (in thousands) March 31, 2022 December 31, 2021  Current Assets     Cash and cash equivalents 69,921$                                        56,209$                               Accounts receivable, net 41,366                                          54,259                                 Other current assets 95,380                                          73,495                              Total current assets 206,667                                        183,964                           Fixed assets, including finance lease right of use assets, net 520,175                                        517,109                           Advances for vessel purchases ‐                                                 1,990                                Other Non‐current Assets 4,018                                             3,962                                Total assets 730,859$                                      707,024$                         Current liabilities Accounts payable, accrued expenses and other current liabilities 56,525$                                        49,154$                           Related party debt 243                                                243                                   Current portion long‐term debt and finance lease liabilities 31,374                                          29,923                             Other current liabilities 26,097                                          32,419                             Total current liabilties 114,239                                        111,739                           Secured long‐term debt and finance lease liabilities, net 283,080                                        276,796                           Other long‐term liabilities 17,147                                          17,807                             Total Pangaea Logistics Solutions Ltd. equity 265,634                                        247,202                           Non‐controlling interests 50,759                                          53,479                             Total stockholders' equity 316,393                                        300,681                           Total liabilities and stockholders' equity 730,859$                                      707,024$                         Cash flows for the periods ended: March 31, 2022 March 31, 2021 Net cash provided by operating activities 32,062$ 4,940$ Net cash used in investing activities (18,247)$ (5,467)$ Net cash used in financing activities (102)$ (5,851)$

TOTAL SHIPPING DAYS 8 Capital Efficiency: Leveraged owned fleet by chartering‐in market vessels Flexibility: Short‐term charters allow us to react quickly and take advantage of arbitrage opportunities 1,623  1,566  1,461  1,372  1,615  1,968  2,081  2,115  1,977  3,168  3,407  3,296  3,108  3,337  3,118  2,664   ‐  1,000  2,000  3,000  4,000  5,000  6,000 Q2‐20 Q3‐20 Q4 ‐20 Q1‐21 Q2‐21 Q3‐21 Q4‐21 Q1‐22 D ay s Owned Days Charter‐in Days

PANGAEA AVERAGE TCE vs. MARKET AVERAGE TCE 9 **Average of the published Panamax and Supramax index net of commission $10,733  $13,316  $14,640  $16,524  $21,053  $28,770  $32,563  $26,472  $5,548  $10,286  $10,326  $16,261  $24,185  $32,033  $28,104  $22,637   $‐  $5,000  $10,000  $15,000  $20,000  $25,000  $30,000  $35,000 Q2‐2020 Q3‐2020 Q4‐2020 Q1‐2021 Q2‐2021 Q3‐2021 Q4‐2021 Q1‐2022 Pangaea Average TCE Market Average TCE

1) Adjusted EBITDA is a non‐GAAP measure and represents operating earnings before interest expense, income taxes, depreciation and amortization, share‐based  compensation, loss on sale and leaseback of vessels and other non‐operating income and/or expense, if any.  2) TCE is defined as total revenues less voyage expenses divided by the number of shipping days, which is consistent with industry standards. TCE rate is a common  shipping industry performance measure used primarily to compare daily earnings generated by vessels on time charters with daily earnings generated by vessels  on voyage charters, because charter hire rates for vessels on voyage charters are generally not expressed in per‐day amounts while charter hire rates for vessels  on time charters generally are expressed in per‐day amounts. FINANCIAL PERFORMANCE Q2‐2020 THROUGH Q1‐2022 10  $‐  $5,000  $10,000  $15,000  $20,000  $25,000  $30,000  $35,000 Q2‐20 Q3‐20 Q4 ‐20 Q1‐21 Q2‐21 Q3‐21 Q4‐21 Q1‐22 TCE(2)  $‐  $5,000  $10,000  $15,000  $20,000  $25,000  $30,000  $35,000  $40,000 Q2‐20 Q3‐20 Q4 ‐20 Q1‐21 Q2‐21 Q3‐21 Q4‐21 Q1‐22 ADJUSTED EBITDA(1)

ADJUSTED EARNINGS PER COMMON SHARE 11 (1) Adjusted earnings per share represents net income attributable to Pangaea Logistics Solutions Ltd. plus, when applicable, loss on sale and leaseback of vessel,  loss on impairment of vessel, gains and losses on derivative instruments, and certain non‐recurring charges, divided by the weighted average number of shares of  common stock. Adjusted EPS total of $0.35 for Q1‐2022 0.09  0.20  0.10  (0.09) 0.09  0.19  0.14  0.09  0.29  0.48  0.56  0.35   (0.10)  ‐  0.10  0.20  0.30  0.40  0.50  0.60 Q2‐19 Q3‐19 Q4‐19 Q1‐20 Q2‐20 Q3‐20 Q4 ‐20 Q1‐21 Q2‐21 Q3‐21 Q4‐21 Q1‐22 Historical Adjusted EPS (1) $0.30 $0.51 $1.68

TCE OUTLOOK 12 * Q2 22 estimated TCE performance based on shipping days performed through May 6, 2022 **Average of the published Panamax and Supramax index net of commission $12,029  $12,933  $15,915  $15,172  $10,508  $10,733  $13,316  $14,640  $16,524  $21,053  $28,770  $32,563  $26,472  $28,432   ‐  1,000  2,000  3,000  4,000  5,000  6,000  $‐  $5,000  $10,000  $15,000  $20,000  $25,000  $30,000  $35,000 Q1‐2019 Q2‐2019 Q3‐2019 Q4‐2019 Q1‐2020 Q2‐2020 Q3‐2020 Q4‐2020 Q1‐2021 Q2‐2021 Q3‐2021 Q4‐2021 Q1‐2022 Q2‐2022e Shipping Days Pangaea TCE Market Average TCE**